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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
DSP Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transaction applies: N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
	(4)	Proposed maximum aggregate value of transaction: N/A
	(5)	Total fee paid: N/A
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount Previously Paid: N/A
	(2)	Form, Schedule or Registration Statement No.: N/A
	(3)	Filing Party: N/A
	(4)	Date Filed: N/A

Mailed to Stockholders
on or about June 7, 2002

DSP GROUP, INC.
3120 Scott Boulevard
Santa Clara, California 95054

SUPPLEMENT TO PROXY STATEMENT
FOR 2002 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 24, 2002

        The following supplements and amends the proxy statement (the "Proxy Statement") of DSP Group, Inc., a Delaware corporation (the "Company") for the annual meeting of stockholders of the Company (the "Annual Meeting") to be held on Monday, June 24, 2002, at 9:00 a.m., local time, at the Company's principal executive offices located at 3120 Scott Boulevard, Santa Clara, California.

        The Proxy Statement sets forth three proposals to be solicited for approval by the stockholders of the Company at the Annual Meeting. Proposal 2 of the Proxy Statement states that the Company is soliciting for approval by the stockholders of the Company the amendment and restatement of the Company's 1993 Director Stock Option Plan (the "Director Option Plan") to increase the number of shares of the common stock of the Company (the "Common Stock") reserved for issuance thereunder from 2,750,000 shares to 2,950,000 shares and (b) extend the term of the plan from 10 years to 20 years. Although the Company is soliciting for approval at the Annual Meeting an increase of 200,000 shares of Common Stock reserved for issuance under the Director Option Plan and an extension of the plan term, the Proxy Statement erroneously states that the number of shares currently reserved under the plan is 2,750,000 shares. The number actually reserved at present is only 550,000 shares. This supplement (the "Supplement") hereby corrects the Proxy Statement and amends the original Proposal 2 included in the Proxy Statement to read as follows: "Amendment and Restatement of the 1993 Director Option Plan. To increase the number of shares of the Common Stock reserved for issuance under the Company's 1993 Director Stock Option Plan from 550,000 shares to 750,000 shares and extend the term of the plan from 10 years to 20 years;".

        This Supplement also corrects and amends the references in the Proxy Statement to the number of shares reserved under the Director Option Plan to state that the board of directors amended the Director Option Plan in June 1999 to increase the number of shares reserved from 350,000 to 550,000 shares, which amendment was approved by the Company's stockholders. All references to 1,750,000 shares and 2,750,000 shares in the description of Proposal 2 should be references to 350,000 shares and 550,000 shares, respectively.

        Except as supplemented and amended above, the Proxy Statement is unchanged. This Supplement is being mailed to stockholders of record as of the close of business on April 26, 2002, the record date for determining the holders of shares of Common Stock entitled to notice of and to vote at the Annual Meeting.

        The affirmative vote of the holders of a majority of the shares of the Company's common stock present or represented at the Annual Meeting is required to approve the amendment and restatement of the Director Option Plan. Abstentions will have the same effect as "no" votes, whereas broker "non-votes" will have no effect. Proxies in the enclosed form received from holders of DSP Group Comon Stock will be voted FOR Proposal 2, unless stockholders indicate otherwise.

THE BOARD OF DIRECTORS REITERATES ITS RECOMMENDATION OF A VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT AND RESTATEMENT OF THE 1993 DIRECTOR STOCK OPTION PLAN.

        WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON AND WHETHER OR NOT YOU HAVE ALREADY EXECUTED A PROXY, IN LIGHT OF THIS SUPPLEMENT, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE. HOWEVER, IF YOU HAVE ALREADY EXECUTED A PROXY IN RESPECT OF THE 2002 ANNUAL MEETING OF STOCKHOLDERS AND DO NOT WISH TO RETURN ANOTHER PROXY, YOUR PROXY WILL BE VOTED AS INDICATED ON YOUR PROXY CARD, INCLUDING PROPOSAL 2 OF THE PROXY STATEMENT, AS SUCH PROPOSAL IS DESCRIBED IN GREATER DETAIL IN THIS SUPPLEMENT. STOCKHOLDERS WHO HAVE NOT YET EXECUTED A PROXY, OR WHO WISH TO CHANGE THEIR PROXY, SHOULD SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors,

Eliyahu Ayalon Chairman of the Board and Chief Executive Officer

June 7, 2002
Santa Clara, California

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF DSP GROUP, INC.
FOR THE 2002 ANNUAL MEETING OF STOCKHOLDERS

June 24, 2002

        The undersigned stockholder of DSP GROUP, INC., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 13, 2002, the Company's Annual Report for the year ended December 31, 2001, the Company's Annual Report on Form 10-K for the year ended December 31, 2001 and the Supplement to the Proxy Statement dated June 7, 2002, and hereby appoints Eli Ayalon and Moshe Zelnik or either of them, proxies, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2002 Annual Meeting of Stockholders of the Company to be held on June 24, 2002 at 9:00 a.m., local time, at the Company's principal executive offices located at 3120 Scott Boulevard, Santa Clara, California, and at any postponement or adjournment thereof, and to vote all shares of common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

        THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR (1) THE ELECTION OF DIRECTORS, (2) THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 1993 DIRECTOR STOCK OPTION PLAN, AND (3) THE RATIFICATION OF THE SELECTION OF KOST, FORER & GABBAY AS INDEPENDENT AUDITORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

  1.
  ELECTION OF DIRECTORS:
FOR the nominees listed below (except as indicated)	WITHHOLD AUTHORITY to vote for the nominees listed below

If you wish to withhold authority to vote for the nominee, strike a line through such nominee's name listed below.

    Yair Seroussi

    Yair Shamir

        2.    PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE 1993 DIRECTOR STOCK OPTION PLAN:

FOR	AGAINST	ABSTAIN

        3.    PROPOSAL TO RATIFY THE SELECTION OF KOST, FORER & GABBAY AS THE INDEPENDENT AUDITORS OF DSP GROUP, INC. FOR FISCAL 2002:

FOR	AGAINST	ABSTAIN

DATED: , 2002

(Signature)
(Signature)

This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

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SUPPLEMENT TO PROXY STATEMENT FOR 2002 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 24, 2002